SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
GUARDIAN VARIABLE PRODUCTS TRUST
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)
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Explanatory Note

Explanatory Note: This amended definitive proxy statement is being filed solely to amend and restate the proxy card and the voting instruction card that were included in the definitive proxy statement filing of Guardian Variable Products Trust (the “Trust”) made on May 1, 2019 (the “Original Filing”), and to include a supplement notifying shareholders of a change in the date of the Special Meeting of Shareholders. No other changes have been made to the Original Filing. The Trust will distribute and make available to its shareholders the revised proxy and voting instruction cards in lieu of the proxy and voting instruction cards included in the Original Filing.

IMPORTANT NOTICE

Enclosed is a Proxy Statement that contains important proposals with respect to Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a “Fund”), each a series of Guardian Variable Products Trust (the “Trust”). The Board of Trustees of the Trust recommends that you vote FOR each of the proposals, as explained in the enclosed Proxy Statement. Please submit your voting instructions as indicated on the enclosed Voting Instruction Card(s).

Please note that the date for the Special Meeting of Shareholders has been changed from May 24, 2019 to:

JUNE 26, 2019

The location and time of the Special Meeting, as shown in the Proxy Statement, remain the same. If you have any questions, please contact our Customer Service Office Contact Center at:

1-888-GUARDIAN (1-888-482-7342)

PLEASE VOTE TODAY!

May 1, 2019

To Contract Owners:

Enclosed is a Proxy Statement that contains important proposals with respect to Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a “Fund”), each a series of Guardian Variable Products Trust (the “Trust”). Each Fund serves as an investment option under certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The proposals do not seek to change the benefits or provisions of your Contract.

As the owner of a Contract, you have the right to instruct The Guardian Insurance & Annuity Company, Inc. how to vote the shares of each Fund attributable to your Contract with respect to each applicable proposal and in connection with the special meeting of shareholders of the Funds to be held on May 24, 2019 at 2:00 p.m. Eastern time.

After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote FOR each proposal that applies to your Fund(s).

Formal notice of the special meeting of shareholders appears on the next page, followed by the Proxy Statement. The proposals are described in the enclosed Proxy Statement, which you should read carefully.

We appreciate your prompt response to the enclosed Proxy Statement and thank you for your continued investment in the Fund(s).

Sincerely,

/s/ Gordon Dinsmore

Gordon Dinsmore

Director and President
The Guardian Insurance & Annuity Company, Inc.

GUARDIAN VARIABLE PRODUCTS TRUST
7 Hanover Square
New York, New York 10004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 24, 2019

The Proxy Statement is also available at www.proxyvote.com.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, the “Special Meeting”) of the Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a “Fund”), each a series of Guardian Variable Products Trust (“Trust”), a Delaware statutory trust, will be held at the offices of the Trust located at 7 Hanover Square, 15th Floor, New York, New York, 10004, on May 24, 2019 beginning at 2:00 p.m., Eastern time.

As the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), you have the right to instruct GIAC, the record owner of the shares of each Fund, how to vote the shares of each Fund attributable to your Contract at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on a Proposal. Additionally, Contract owners with some or all of their Contract value invested in one or more Funds are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

As more fully described in the accompanying Proxy Statement, at the Special Meeting, shareholders of each Fund will be asked to consider and approve the following proposals (“Proposals”), as applicable:

1.	To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated subadvisers on behalf of Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund without obtaining shareholder approval;
2.	To approve a new investment sub-advisory agreement between PAIA and AllianceBernstein L.P. with respect to Guardian Growth & Income VIP

Fund prompted by the Divestiture (defined below), and to approve, under certain circumstances, any future investment sub-advisory agreements prompted by Change of Control Events (defined below) that occur as part of the Divestiture; and

3.	To transact any other business that properly comes before the Special Meeting.

Proposal One corresponds to the ability of each Fund to operate in a “manager of managers” structure pursuant to an exemptive order issued by the Securities and Exchange Commission, which permits PAIA, under certain circumstances and with approval of the Board, to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated subadvisers on behalf of a Fund without obtaining shareholder approval. As explained further below, the Funds may not rely on the order without shareholder approval.

Proposal Two – which relates only to Guardian Growth & Income VIP Fund – corresponds to certain anticipated transactions involving the indirect parent company of AllianceBernstein L.P., the current subadviser to Guardian Growth & Income VIP Fund, one or more of which may constitute a change of control of such parent company (collectively, the “Divestiture”). Guardian Growth & Income VIP Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser (or subadviser) or the parent company of an adviser (or subadviser).

It is anticipated that one or more of the transactions contemplated by the Divestiture will be deemed a change of control event and, thus, result in one or more terminations of the current Sub-Advisory Agreement between PAIA and AllianceBernstein L.P. with respect to Guardian Growth & Income VIP Fund (“Change of Control Events”). To ensure that AllianceBernstein L.P. may continue to provide subadvisory services to Guardian Growth & Income VIP Fund without interruption, shareholders are being asked to, among other things, consider and approve a new sub-advisory agreement between PAIA and AllianceBernstein L.P. with respect to Guardian Growth & Income VIP Fund.

Although the Trustees have determined that each Proposal is in the best interests of each applicable Fund, the final decision to approve each Proposal is up to shareholders. The Board recommends that you vote FOR each Proposal that relates to a Fund of which you hold shares.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. You may vote at the Special Meeting if you were a shareholder of one or more of the Funds as of the close of business on March 29, 2019. If you attend the Special Meeting, you may vote the shares of each Fund attributable to your Contract in person. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy or voting instruction card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy or providing your instruction by submitting your vote via telephone or the Internet. Please refer to the card for more information on how you may vote. You may revoke your proxy or voting instruction at any time prior to the date the proxy or voting instruction is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free at 1-800-690-6903 to reach an automated touchtone voting line, or, if you have questions about the meeting agenda, or about how to vote your shares, please call toll-free 1-888-GUARDIAN (1-888-482-7342) to reach a GIAC customer service representative.

By Order of the Board of Trustees,

/s/ Gordon Dinsmore

Gordon Dinsmore

Trustee and President
Guardian Variable Products Trust

May 1, 2019

IMPORTANT NOTICE
PLEASE VOTE USING THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR CONTRACT. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED CARD.

GUARDIAN VARIABLE PRODUCTS TRUST
7 Hanover Square
New York, New York 10004

PROXY STATEMENT

May 1, 2019

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 24, 2019

This Proxy Statement is also available at www.proxyvote.com.

INTRODUCTION

This is a combined Proxy Statement for Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a “Fund”), each a series of Guardian Variable Products Trust (“Trust”), a Delaware statutory trust. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (“Board” or “Trustees”), on behalf of each Fund, for a special meeting of shareholders of the Funds (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held at the offices of the Trust located at 7 Hanover Square, 15th Floor, New York, New York 10004, on May 24, 2019 beginning at 2:00 p.m. Eastern time. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy or voting instruction card will be first distributed on or about May 1, 2019 to all shareholders of record of the Funds as of the close of business on March 29, 2019 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), and some or all of your Contract value was invested in one or more Funds as of the Record Date. Although GIAC is the record owner of the Funds’ shares, as the Contract owner, you have the right to instruct GIAC how to vote the shares of each Fund attributable to your Contract at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on the Proposals. Additionally, Contract owners with some or all of their Contract value invested in one or more Funds are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

As more fully described below, at the Special Meeting, shareholders of each Fund will be asked to consider and approve the following proposals (“Proposals”), as applicable:

1.	To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated subadvisers on behalf of Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund without obtaining shareholder approval;
2.	To approve a new investment sub-advisory agreement between PAIA and AllianceBernstein L.P. with respect to Guardian Growth & Income VIP Fund prompted by the Divestiture (defined below), and to approve, under certain circumstances, any future investment sub-advisory agreements prompted by Change of Control Events (defined below) that occur as part of the Divestiture; and
3.	To transact any other business that properly comes before the Special Meeting.

Proposal One corresponds to the ability of each Fund to operate in a “manager of managers” structure pursuant to an exemptive order issued by the Securities and Exchange Commission, which permits PAIA, under certain circumstances and with approval of the Board, to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated subadvisers on behalf of a Fund without obtaining shareholder approval. As explained further below, the Funds may not rely on the order without shareholder approval.

Proposal Two – which relates only to Guardian Growth & Income VIP Fund – corresponds to certain anticipated transactions involving the indirect parent company of AllianceBernstein L.P., the current subadviser to Guardian Growth & Income VIP Fund, one or more of which may constitute a change of control of such parent company (collectively, the “Divestiture”). Guardian Growth & Income VIP Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser (or subadviser) or the parent company of an adviser (or subadviser).

It is anticipated that one or more of the transactions contemplated by the Divestiture will be deemed a change of control event and, thus, result in one or more terminations of the current Sub-Advisory Agreement between PAIA and AllianceBernstein L.P. with respect to Guardian Growth & Income VIP Fund (“Change of Control Events”). To ensure that AllianceBernstein L.P. may continue to provide subadvisory services to Guardian Growth & Income VIP Fund without interruption, shareholders will be asked to, among other things, consider and approve a new sub-advisory agreement between PAIA and AllianceBernstein L.P. with respect to Guardian Growth & Income VIP Fund.

Shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, the Proposals would take effect as soon as practicable with respect to Proposal One and upon the occurrence of one or more Change of Control Events with respect to Proposal Two. Shareholders of each Fund will vote separately with respect to each Proposal as it relates to the applicable Fund and approval of a Proposal for a Fund is not contingent on approval of the Proposal by any other Fund(s) or any other Proposal. Proposal Two is subject to vote by, and approval of, shareholders of Guardian Growth & Income VIP Fund only.

Although the Trustees have determined that each Proposal is in the best interests of each applicable Fund, the final decision to approve a Proposal is up to shareholders. A summary of the factors considered by the Board in connection with reaching this determination for each Proposal is set forth below. The Board recommends that you vote FOR each Proposal that relates to a Fund of which you hold shares.

The Proposals do not seek to change any benefits or provisions under your Contract.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting. The Trust is not aware of any matters to be presented at the Special Meeting other than the Proposals described in this Proxy Statement.

Only shareholders who owned shares of a Fund on the Record Date are entitled to vote at the Special Meeting. Each share of a Fund that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposals and such other matters as may properly come before the Special Meeting. A fractional share has a fractional vote.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 24, 2019. This Proxy Statement is available on the Internet at www.proxyvote.com.

PROPOSAL ONE

APPROVAL TO PERMIT PARK AVENUE INSTITUTIONAL
ADVISERS LLC, UNDER CERTAIN CIRCUMSTANCES, TO ENTER
INTO AND/OR MATERIALLY AMEND SUBADVISORY AGREEMENTS
WITH AFFILIATED AND UNAFFILIATED SUBADVISERS WITHOUT
OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), in its capacity as the investment manager to Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a “Fund” and, collectively, the “Funds”), subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with affiliated and unaffiliated subadvisers retained by PAIA, to manage a Fund, with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to investment companies, such as the Funds. The Manager and the Trust have received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are indirect or direct “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is an indirect or direct wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadviser.

Pursuant to an order issued to GIAC by the SEC permitting the substitution of shares of certain funds available as investment options under the Contracts with corresponding shares of each Fund, among other series of the Trust,1 the Manager and the Trust may not change a subadviser, add a new subadviser, or otherwise rely on the Order or any replacement order from the SEC with respect to any of these Funds without first obtaining shareholder approval of the change in subadviser, the new subadviser, or the Fund’s ability to rely on the Order, or any replacement order from the SEC, at a shareholder meeting, to the extent required by law.

1	See, The Guardian Insurance & Annuity Company, Inc., et. al., Rel. No. IC-33003 (Feb. 7, 2018) (Order), File No. 812-14714.

By approving Proposal One, shareholders are approving the operation by each Fund in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the Order. Shareholders also are approving any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule.

How Would the “Manager-of-Managers” Arrangement Benefit the Funds and their Shareholders?

As noted below, the Board believes that it is in the best interests of each Fund and its shareholders to provide PAIA and the Board with flexibility to make changes in subadvisers and to change subadvisers without incurring the significant delay and expense associated with obtaining shareholder approval. PAIA believes that the manager-of-managers arrangement under the Order would permit each Fund to operate more efficiently and cost-effectively than operating without the ability to rely on the Order. For example, PAIA would have greater flexibility to make decisions with respect to subadvisers in a more time sensitive manner. Currently, the Trust must call and hold a shareholder meeting of a Fund before it may appoint a new subadviser or materially amend a subadvisory agreement, as required by applicable law. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Fund, thereby reducing shareholders’ investment returns.

As the investment manager to the Funds, PAIA is responsible for supervising the subadvisers in the performance of their duties to the Funds. Also, PAIA is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into, continued or terminated with respect to each Fund. In determining whether to recommend to the Board the continuation or termination of a subadvisory agreement, PAIA considers several factors, including the subadviser’s performance record while managing the relevant Fund.

Pursuant to the investment management agreement between the Trust, on behalf of the Funds, and PAIA (“IM Agreement”), PAIA is responsible for managing the assets of each Fund, either directly or via one or more subadvisers under PAIA’s supervision. Thus, consistent with the terms of the IM Agreement, PAIA believes that shareholders already expect that PAIA and the Board will take responsibility for overseeing any subadvisers engaged for a Fund and for recommending whether a particular subadviser should be hired, terminated, or replaced without shareholder approval. This approach would avoid the considerable costs and significant delays associated with seeking specific shareholder approval for entering into subadvisory agreements, on behalf of a Fund, or materially amending such agreements. Further, such an approach would be consistent with shareholders’ expectations that PAIA will use its experience and expertise to recommend qualified candidates to serve as subadvisers and would permit PAIA to more efficiently and effectively take steps intended to meet such expectations for monitoring such subadvisers.

If shareholders approve Proposal One, the Board would continue to oversee the selection and engagement of subadvisers. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial term of up to two years. Prior to entering into, renewing, or amending a subadvisory agreement, PAIA and the relevant subadviser have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Would this Proposal Have Any Effect on the Advisory Fees Paid by the Funds to PAIA or the Quality of Advisory Service the Funds Receive?

Proposal One would not directly affect the amount of management fees paid by any Fund to PAIA. When entering into and amending subadvisory agreements, PAIA has negotiated and will continue to negotiate fees paid to the subadvisers for their services. Also, if Proposal One is approved, PAIA will continue to pay subadvisory fees for the Funds from its own assets. The fees paid to PAIA by the Funds are considered by the Board in approving and renewing the management and subadvisory agreements. Further, whether or not shareholders approve Proposal One, PAIA will continue to be required to provide the same level of management and administrative services to the Funds as it currently provides, in accordance with the IM Agreement.

What were the Primary Factors Considered by the Board in Connection with Proposal One?

The Board considered the desirability of retaining flexibility for PAIA to make changes in certain subadvisers that may become necessary due to, among other things, concerns regarding performance, compliance, and other matters. Although the Board took into account that shareholders would no longer have the opportunity to vote to approve such changes, the Board considered that shareholders’ interests would be served by avoiding the delay and expense of convening a shareholder meeting to enter into new subadvisory agreements or materially amend such agreements. The Board considered that the Order imposed conditions that were designed to protect the interest of shareholders. In addition, the Board considered that the manager of managers structure would continue to serve the best interests of the Funds’ shareholders without creating any adverse impact on the provision of subadvisory services to the Funds.

BOARD RECOMMENDATION

After careful consideration, the Board, including the Independent Trustees, unanimously recommends that the shareholders of each Fund vote FOR Proposal One.

PROPOSAL TWO

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
WITH RESPECT TO GUARDIAN GROWTH & INCOME VIP FUND

Shareholders of Guardian Growth & Income VIP Fund (the “Growth & Income Fund”) are being asked to approve a proposed sub-advisory agreement between Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”) and AllianceBernstein L.P. with respect to Growth & Income Fund (the “Proposed Sub-Advisory Agreement”). A copy of the form of Proposed Sub-Advisory Agreement is included as Appendix A to this Proxy Statement. AllianceBernstein L.P. is the current investment subadviser to Growth & Income Fund. Additional information regarding AllianceBernstein L.P. is included as Appendix B to this Proxy Statement.

Proposal Two is being presented to shareholders of Growth & Income Fund as a result of certain anticipated changes to the indirect ownership of AllianceBernstein L.P., as explained below. The material terms of the Proposed Sub-Advisory Agreement are identical to the material terms of the current sub-advisory agreement between PAIA and AllianceBernstein L.P. with respect to Growth & Income Fund (the “Current Sub-Advisory Agreement”).

As part of Proposal Two, shareholders of Growth & Income Fund will also be voting to approve any future subadvisory agreement between PAIA and AllianceBernstein L.P. with respect to Growth & Income Fund (“Future Sub-Advisory Agreement”) if, as a result of future Change of Control Events described below that occur in connection with the Plan (defined below), the then-current investment advisory agreement terminates.

Shareholder approval will be deemed to apply to Future Sub-Advisory Agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AXA Equitable (defined below); (2) the Board approves the Future Sub-Advisory Agreements; and (3) the Future Sub-Advisory Agreements are not materially different from the Proposed Sub-Advisory Agreement described in this Proxy Statement. These Future Sub-Advisory Agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

What are the Anticipated Change of Control Events?

AXA S.A. (“AXA”) is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies. AXA Equitable Holdings, Inc., a Delaware corporation (“AXA Equitable”), is a majority-owned subsidiary of AXA and an indirect parent of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of AllianceBernstein L.P.

AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. On May 10, 2017, AXA announced its intention to sell a minority stake of AXA Equitable, an entity through which AXA owns its indirect interest in AllianceBernstein L.P., via an initial public offering (“IPO”) and listing of AXA Equitable’s shares of common stock on the New York Stock Exchange. On November 13, 2017, AXA Equitable filed a Form S-1 with the SEC, confirming the May 2017 announcement. On May 10, 2018, the shares of common stock of AXA Equitable were listed and commenced trading (NYSE: EQH), and on May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AXA Equitable at $20.00 per share. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events. If, for example, there were no further sales by AXA Equitable or AXA of shares of common stock of AXA Equitable, upon exchange of the MxB Notes, AXA would continue to own approximately 64% of the shares of common stock of AXA Equitable (“Shares”). AXA has publicly announced, however, its plans to divest its remaining ownership interest in AXA Equitable over time in one or more transactions, subject to market conditions (the “Plan”).

Currently, AllianceBernstein L.P. and its affiliates do not anticipate that the Plan will have a material impact on AllianceBernstein L.P. or any affiliate of AllianceBernstein L.P. that provides services to Growth & Income Fund, including with respect to the following: operations, personnel, organizational structure; capitalization, or financial and other resources. AllianceBernstein L.P.’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for AllianceBernstein L.P. is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934, as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Plan may be implemented in phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including AllianceBernstein L.P.

Completion of the Plan is subject to certain regulatory approvals, including the registration of shares to be sold publicly as well as the listing of those shares on the New York Stock Exchange, and other conditions, including market conditions prevailing at the time of its implementation. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P.

This planned divestment gives rise to Proposal Two.

Growth & Income Fund is subject to Section 15 of the 1940 Act. Section 15 provides that any investment advisory agreement with or relating to a registered investment company, such as Growth & Income Fund, including any sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser (or subadviser) or the parent company of an investment adviser (or subadviser). Such transfer is often referred to as a “Change of Control Event.”

Whether or not a particular sale of Shares by AXA results in a Change of Control Event depends on the facts and circumstances of the sale, and the law is not clear as to whether an assignment would ever occur in the case of implementation of the Plan. Also, a Change of Control Event may not occur if AXA continues to hold more than 25% of the Shares and if no single person or group acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

It is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Current Sub-Advisory Agreement. To ensure that the existing subadvisory services can continue uninterrupted, the Board has considered and approved the Proposed Sub-Advisory Agreement in connection with the Plan. Shareholders are being asked to approve the Proposed Sub-Advisory Agreement, which would be effective after the first Change of Control Event that occurs after shareholder approval. The Proposed Sub-Advisory Agreement is described below.

As part of Proposal Two, shareholders are also voting to approve any Future Sub-Advisory Agreement if there are subsequent Change of Control Events arising from completion of the Plan that terminate the applicable sub-advisory agreement after the first Change of Control Event. Shareholder approval will be deemed to apply to Future Sub-Advisory Agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AXA Equitable; (2) the Board approves the Future Sub-Advisory Agreements; and (3) the Future Sub-Advisory Agreements would not be materially different from the Proposed Sub-Advisory Agreement that is described in this Proxy Statement. The Future Sub-Advisory Agreements would be deemed effective upon the closing of the subsequent transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on approval of Future Sub-Advisory Agreements as part of the same vote on the Proposed Sub-Advisory Agreement, which Proposed Sub-Advisory Agreement has been approved by the Board and which is described later in this Proxy Statement. This is because the first Change of Control Event and subsequent Change of Control Events will be incremental related steps that are part of the same Plan that would lead to the full divestiture of Shares by AXA. Under the circumstances described above, seeking a single shareholder vote for the Proposed Sub-Advisory Agreements and Future Sub-Advisory Agreements will allow Growth & Income Fund to maintain the uninterrupted services of AllianceBernstein L.P. as subadviser without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of Growth & Income Fund in the context of the vote on Proposal Two, any shareholder approval received at the Special Meeting would no longer be valid to approve Future Sub-Advisory Agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by AllianceBernstein L.P. in consultation with PAIA and legal counsel to the Trust and reviewed by the Board. If the Sub-Advisory Agreement was to terminate without valid shareholder approval, the Board and the shareholders of Growth & Income Fund may be asked to approve a new Sub-Advisory Agreement to permit AllianceBernstein L.P. to continue to provide services to Growth & Income Fund.

In addition, if shareholders of Growth & Income Fund approve Proposal One, PAIA and the Board may also consider reliance on the Order to continue to retain AllianceBernstein L.P. following such events, subject to the conditions of the Order.

What were the Primary Factors Considered by the Board in Connection with Proposal Two?

The Board considered that the material terms of the Proposed Sub-Advisory Agreement are identical to the Current Sub-Advisory Agreement, and that the approval of Proposal Two would ensure continuity in the subadvisory services currently provided by AllianceBernstein L.P. without any disruption. The Board unanimously approved the continuation of the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement at its meeting held on March 27-28, 2019. In approving the Proposed Sub-Advisory Agreement, the Board took note of its consideration of the following factors in approving the continuation of the Current Sub-Advisory Agreement: (i) the nature, extent and quality of services provided by AllianceBernstein L.P.; (ii) the investment performance of Growth & Income Fund; (iii) the costs of the services to be provided and profitability of AllianceBernstein L.P.; (iv) the extent to which economies of scale would be realized by Growth & Income Fund as its assets grow; and (v) any ancillary benefits to AllianceBernstein L.P. arising out of the Current Sub-Advisory agreement. The Board considered that, if one or more Change of Control Events occurs and if Proposal Two is approved, substantially the same services would be provided to the Growth & Income Fund, without any material impact on the operations, personnel, organizational structure, capitalization, or financial or other resources of AllianceBernstein L.P. The Board also took into account that AllianceBernstein L.P.’s current leadership and key investment teams are expected to continue, providing the same level of subadvisory services to the Growth & Income Fund as under the Current Sub-Advisory Agreement.

What are the Material Terms of the Proposed Sub-Advisory Agreement?

The Current Sub-Advisory Agreement was approved by the sole initial shareholder of Growth & Income Fund on August 30, 2016 and its continuance was last approved by the Board at its meeting held on March 27-28, 2019. Under the Current Sub-Advisory Agreement, PAIA pays AllianceBernstein L.P. a monthly fee based on an annual percentage of the average daily net assets at the following rates: 0.30% of the first $200 million and 0.28% over $200 million. The material terms of the Proposed Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, including with respect to the sub-advisory fee payable by PAIA to AllianceBernstein L.P. Approval of Proposal Two will not result in a change in any fee payable by Growth & Income Fund.

Pursuant to the Proposed Sub-Advisory Agreement, AllianceBernstein L.P. would serve as the subadviser to Growth & Income Fund. Under the Proposed Sub-Advisory Agreement, AllianceBernstein L.P. would determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for Growth & Income Fund in accordance with the investment objective, policies, restrictions and guidelines applicable to Growth & Income Fund as provided in Trust’s Registration Statement filed with the SEC and amended from time to time, subject to the supervision and direction of the Board and direction and oversight of PAIA.

In addition, AllianceBernstein L.P. would perform the following services:

•	select brokers or dealers and the place orders for Growth & Income Fund, seeking to obtain the best execution for Growth & Income Fund;
•	arrange for the transmission to the custodian and portfolio accounting agent for Growth & Income Fund on a daily basis, such confirmation, trade tickets, and other documents and information that identify securities to be purchased or sold on behalf of Growth & Income Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to Growth & Income Fund;

•	report to PAIA and to the Board and make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of PAIA and the Board on a regular basis at reasonable times the management of Growth & Income Fund, including the performance of Growth & Income Fund, as requested by PAIA;
•	make available to Growth & Income Fund and PAIA, on a timely basis as PAIA may reasonably request, any of Growth & Income Fund’s investment records and ledgers maintained by AllianceBernstein L.P. as are necessary to assist Growth & Income Fund and PAIA to comply with applicable laws; and
•	provide reasonable and prompt assistance to the Board, PAIA, the custodian or administrator for Growth & Income Fund in determining or confirming, consistent with the Trust’s and PAIA’s procedures and the Registration Statement for the Trust, the value of any portfolio securities or other assets or liabilities of Growth & Income Fund for which PAIA, custodian or administrator seeks assistance from AllianceBernstein L.P. or identifies for review by AllianceBernstein L.P.

For additional information relating to Proposal Two, please refer to Appendix C to this Proxy Statement.

BOARD RECOMMENDATION

After careful consideration, the Board, including the Independent Trustees, unanimously recommends that the shareholders of Growth & Income Fund vote FOR Proposal Two.

VOTING AND OTHER INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies and voting instructions for the Proposals to be voted upon at the Special Meeting, which will be held on May 24, 2019 at 2:00 p.m. Eastern time, at the offices of the Trust located at 7 Hanover Square, 15th Floor, New York, New York, 10004.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address printed on your proxy ballot;
•	call the toll-free number printed on your proxy ballot; or
•	vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card.

Voting instruction cards must be received by the day before the Special Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern time on the day before the Meeting. You may submit your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or over the Internet.

You may revoke a proxy or voting instruction once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or voting instruction or a written notice of revocation to the Trust. You may also revoke your proxy or voting instruction by attending the Special Meeting in person and voting your shares. All properly executed proxies or voting instructions received in time for the Special Meeting will be voted as specified in the proxy or voting instruction, or, if no specification is made, FOR each proposal.

Only shareholders of the applicable Fund as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders (i.e., GIAC as the record owner of the Funds’ shares) entitled to cast one-third of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of a proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

GIAC, as the holder of record of shares of each Fund, is required to “pass through” to its Contract owners the right to vote shares of each Fund. The Trust expects that GIAC will vote 100% of the shares of each Fund held by its separate account(s) in accordance with instructions from its Contract owners. Under an “echo voting policy,” GIAC will vote shares for which no instructions have been received from its Contract owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Contract owners is required before GIAC may vote the shares for which no voting instructions have been received. Because GIAC will vote its shares of each Fund in the same proportion as votes submitted by Contract owners, it is possible that a small number of Contract owners could determine the outcome of a proposal. Furthermore, as the sole record owner of each Fund’s shares, GIAC’s presence at the Special Meeting will constitute a quorum for the transaction of business.

Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

Although it is not expected that the Funds will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the Proposals to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes, if any, will have the same effect as votes against the Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy or voting instruction card and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of the Proposals.

Shareholders of each Fund will vote separately with respect to each Proposal as it relates to the applicable Fund and approval of a Proposal for a Fund is not contingent on approval of the Proposal by any other Fund(s) or any other Proposal.

If shareholders of a Fund do not approve a Proposal applicable to the Fund, the Board would then consider what, if any, further steps to take.

Future Shareholder Proposals

The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting

Proxies or voting instructions will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of GIAC or its affiliates or, in GIAC’s discretion, a commercial firm retained for this purpose. The Trust has retained Broadridge Investor Communication Solutions, Inc. to provide proxy solicitation services in connection with the Special Meeting. Those proxy solicitation services include printing, mailing and vote tabulation, and are expected to cost approximately $97,189. Other expenses relating to the Special Meeting, including the costs of any additional solicitation and mailings, as well as costs related to any necessary prospectus supplements, will be borne by GIAC. These costs are estimated to be approximately $35,752.

Householding

Unless you have instructed the Trust otherwise, only one copy of this proxy statement may be mailed to multiple Contract owners who share a mailing address (a “Household”). If you need additional copies of this proxy statement, please contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Shareholder Reports

Each Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Contract owners. To obtain information, or for shareholder inquiries, contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Investment Manager

Park Avenue Institutional Advisers LLC, a Delaware limited liability company located at 7 Hanover Square, New York, NY 10004, serves as the investment manager of each Fund pursuant to an Investment Management Agreement dated August 8, 2016.

Distributor

Park Avenue Securities LLC, a Delaware limited liability company located at 7 Hanover Square, New York, NY 10004, serves as the distributor for the shares of each Fund pursuant to a Distribution and Service Agreement dated August 8, 2016.

Administrator

State Street Bank and Trust Company, a Massachusetts trust company located at One Lincoln Street, Boston, Massachusetts 02111, provides certain administrative services, including fund accounting and tax-related services, to the Funds pursuant to an Administration Agreement dated August 25, 2016.

APPENDIX A

Form of Proposed Sub-Advisory Agreement

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of [ ], [ ] by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and AllianceBernstein L.P., a Delaware limited partnership (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.	Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser prior to implementing it on behalf of a Series for the Adviser’s review and consent. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as the Adviser may specify from time to time, including requirements regarding the credit ratings or other characteristics of proposed counterparties. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Trust or the Adviser (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy or will be sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration

Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to each Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that the each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 2(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.

3.	Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in a Series’

Registration Statement (“Best Execution”). With respect to trading in restricted currencies or when foreign exchange trading has been otherwise delegated to the Series’ custodian, however, the Sub-Adviser shall review any trades executed by a respective Series’ custodian to determine that they are conducted consistently with Best Execution and agrees to promptly notify the Adviser if a trade does not, in its reasonable determination, meet either criteria. It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series. If any investments made by the Sub-Adviser on behalf of the Series are required to be disclosed in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange, the Sub-Adviser shall provide the Adviser with prompt written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Series to be reported.

(d) The Series or Trust may establish one or more wholly-owned subsidiaries of the Series or Trust through which the Series may conduct a significant portion of its commodities investing activities or for other investment purposes.

4.	Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for all costs associated with any information statements and/or other disclosure materials that are caused by the Sub-Adviser or any affiliate of the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

6.	Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of those affiliates.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements.

7.	Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, and shall also request each executing broker and counterparty to deliver its own such transaction and position reporting, and any information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent).

(c) The Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Series may not accurately reflect the value thereof.

(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in preparing and presenting the Series’ financial statements, and in doing so shall be responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures, including internal controls over financial reporting, designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations.

(f) The Sub-Adviser shall further notify the Adviser promptly upon detection of any error in connection with its management of the Series, including but not limited to any trade errors or valuation errors. Further, the Sub-Adviser shall provide access to the Adviser and the Series, or their agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting the Series must be corrected to the satisfaction of the Adviser and the Series. Notwithstanding Sections 15 and 16 of this Agreement, Sub-Adviser will reimburse the Series for costs incurred arising out of or resulting from the error, if any.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.	Compliance.

(a) The Sub-Adviser shall notify the Adviser as promptly as reasonably practicable of detection of any breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser as promptly as reasonably practicable upon detection of any violations of the Sub-Adviser’s own compliance policies and procedures that relate to (i) its management of the Series, or (ii) its activities as investment adviser generally to the extent such violation could be considered material to the Sub-Adviser’s advisory clients.

(b) The Sub-Adviser shall as promptly as reasonably practicable notify the Adviser and the Trust in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or in any way relevant to the affairs of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which could impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage under the Sub-Adviser’s errors and omissions or professional liability insurance coverage; (ix) Sub-Adviser becomes aware of any event or circumstance that could reasonably constitute (or will constitute with the passage of time) a default, event of default, or termination event (or other similar event or circumstance, however defined) under any Trading Agreement or otherwise with respect to the Series, and Sub-Adviser hereby agrees to use its best efforts to monitor the occurrence of any such event or circumstance; (x) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (xi) the Sub-Adviser receives a finding of a deficiency from the SEC in an exam that is relevant to the management of the Series.

(c) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance

Procedures and the Series Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall within seven (7) business days following the end of each calendar quarter notify the Adviser, the Series’ Chief Compliance Officer, and the Trust of any changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures, Series Compliance Procedures or any other policies or procedures as they otherwise pertain to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use its best efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will within seven (7) business days following the end of each calendar quarter notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries and to assist the Series in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Sub-Adviser to implement any procedures under any such plans.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures consistent with SEC guidelines and shall promptly notify the Adviser and the Series of any breach of information with respect to the Series.

9.	Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, each in the amounts as reasonably necessary to meet obligations under this Agreement, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers with a credit rating acceptable to the Adviser. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.
10.	Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.
11.	Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
12.	Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all amendments to its Form ADV.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Series, the Adviser or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(d) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-

Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, the risks of the Series, and/or the investment strategies or theories of the Series, the Sub-Adviser represents and warrants that it: (i) has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (ii) will promptly provide notice to the Adviser and Trust in the event that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

13.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (iv) the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

14.	Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Series may direct, all records relating to the Sub-Adviser’s services under this Agreement and the Series’ investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

15.	Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

16.	Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), controls the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought otherwise than on account of this Section 16. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

17.	Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30,

2018. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2018 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2018, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall promptly be delivered to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser.

(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.	Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 7 Hanover Square, H-23G, New York, NY 10004, Attention: Equity Counsel, or to the Sub-Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: Chief Compliance Officer, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

19.	Confidentiality.

(a) The Sub-Adviser shall treat all records and other information relative to the Trust, the Series and the Adviser and their prior, present or potential shareholders and clients, including the list of portfolio securities, instruments and assets and liabilities of the Series, and any Trading Agreements, or excerpts thereof, which it shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Trust and the Adviser. The Sub-Adviser shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust and the Adviser).

(b) The Sub-Adviser hereby authorizes the Series and the Adviser to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Series, including information about portfolio holdings and positions, in connection with (i) marketing the Series and the Adviser’s services to the Trust, (ii) providing ongoing information to existing shareholders and (iii) providing any required regulatory disclosures.

(c) The confidentiality provisions of this Section 19 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 19 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

20.	Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(b) The Adviser and the Trust are authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement and to use in advertising, publicity or otherwise the name of the Sub-Adviser and, with the express written permission of the Sub-Adviser, any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. In addition, the Adviser may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Board without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
22.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).
23.	Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.	Survival. Sections 4, 8(b), 8(c), 8(d), 8(e), 8(f), 12, 13, 14, 15, 16, 17, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.
25.	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
26.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
27.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC

By:
Name:	John H. Walter
Title:	Senior Vice President, Chief Financial Officer

ALLIANCEBERNSTEIN L.P.
By:
Name:
Title:

Schedule A
to
Sub-Advisory Agreement between
Park Avenue Institutional Advisers LLC
and
AllianceBernstein L.P.

Series	Fee (as an annual percentage of average daily net assets of the Series):
Guardian Growth & Income VIP Fund	0.30% of the first $200 million 0.28% over $200 million

APPENDIX B

Additional Information – AllianceBernstein L.P.

AllianceBernstein L.P. is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein L.P. is a leading international investment adviser supervising client accounts with assets as of December 31, 2018 totaling approximately $516 billion. As of December 31, 2018, AllianceBernstein L.P. managed retirement assets for many of the largest public and private employee benefit plans in the United States, for public employee retirement funds, for investment companies, and for foundations, endowments, banks and insurance companies worldwide.

The following individuals would continue to be primarily responsible for the day-to-day management of Growth & Income Fund.

Frank Caruso, CFA
Chief Investment Officer – U.S. Growth Equities of AllianceBernstein

Mr. Caruso is a Senior Vice President and Chief Investment Officer of US Growth Equities, a position he has held since 2012. In this capacity, he oversees three services: US Large Cap Growth, US Core Opportunities and US Growth & Income. Mr. Caruso has been Team Leader of US Growth since 2008 and Team Leader of US Growth & Income since 2004. From 1995 to 2004, he served as a Growth & Income portfolio manager. Mr. Caruso joined the firm in 1993, when it acquired Shields Asset Management, where he had been director of Equities. Previously, he was a managing director and senior member of the Investment Policy Committee at Shearson Lehman Advisors, as well as CIO for Shearson Lehman Asset Management’s Directions and Capital Management businesses. Mr. Caruso was also formerly the lead portfolio manager for Shearson’s family of growth and income mutual funds. He holds a BA in business economics from the State University of New York, Oneonta, and is a member of the New York Society of Security Analysts and the CFA Institute. He is a CFA charterholder.

John H. Fogarty, CFA
Portfolio Manager – US Growth Equities of AllianceBernstein

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Varden Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder.

Vinay Thapar, CFA
Portfolio Manager and Senior Research Analyst – US Growth Equities of AllianceBernstein

Vinay Thapar is a Senior Vice President and Portfolio Manager for US Growth Equities. He is also a Senior Research Analyst, responsible for covering global healthcare. Prior to joining the firm in 2011, Thapar spent three years as a senior investment analyst covering global healthcare for two domestic investment funds at American Century Investments. Prior to that, he worked for eight years at Bear Stearns in the Biotech Equity Research Group, most recently as an associate director. Thapar holds a BA in biology from New York University and is a CFA charterholder.

As of December 31, 2018, the ownership structure of AllianceBernstein L.P., including limited partnership units outstanding as well as the general partner’s 1% interest, was as follows:

AXA Equitable Holdings and its subsidiaries	63.6%
AllianceBernstein Holding L.P.	35.6
Unaffiliated holders	0.8%
100.0%

As of December 31, 2018, AXA Equitable owns approximately 4.2% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”) (“AB Holding Units”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA Equitable, “GP”) is the general partner of both AB Holding and AllianceBernstein L.P. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in AllianceBernstein L.P.

Including both the general partnership and limited partnership interests in AB Holding and AllianceBernstein L.P., AXA Equitable and its subsidiaries have an approximate 65.2% economic interest in AllianceBernstein L.P. as of December 31, 2018.

The names and principal occupations of AllianceBernstein L.P.’s chief executive officer (also a director) and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 1345 Avenue of the Americas, New York, NY 10105.

NAME	PRINCIPAL OCCUPATION
Seth Bernstein	President and Chief Executive Officer of AllianceBernstein L.P. and Director of the General Partner of AllianceBernstein L.P.

Ramon de Oliveira	Chairman and Director of the General Partner of AllianceBernstein L.P. and AXA Equitable Holdings, Inc.; Director of AXA S.A.; Managing Director of Investment Audit Practice

Paul Audet	Director of the General Partner of AllianceBernstein L.P.; Founder and Managing Member of Symmetrical Ventures

Barbara Fallon-Walsh	Director of the General Partner of AllianceBernstein L.P., AXA Equitable Life Insurance Company, MONY Life Insurance Company of America

Jeffrey J. Hurd	Director of the General Partner of AllianceBernstein L.P.; Chief Operating Officer of AXA Equitable Holdings, Inc.

Daniel Kaye	Director of the General Partner of AllianceBernstein L.P., AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company; MONY Life Insurance Company of America

Nicholas Lane
Director of the General Partner of AllianceBernstein L.P.; Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management of AXA Equitable Holdings, Inc.; President of AXA Equitable Life Insurance Company

NAME	PRINCIPAL OCCUPATION
Shelley Leibowitz	Director of the General Partner of AllianceBernstein L.P.; Founder of SL Advisory

Das Narayandas	Director of the General Partner of AllianceBernstein L.P.; Edsel Bryant Ford Professor of Business Administration at Harvard Business School.

Mark Pearson
Director of the General Partner of AllianceBernstein L.P. and MONY Life Insurance Company of America; Director, President and Chief Executive Officer of AXA Equitable Holdings, Inc.; Chairman and Chief Executive Officer of AXA Equitable Life Insurance Company

Charles G.T. Stonehill	Director of the General Partner of AllianceBernstein L.P., AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company; Founding Partner of Green & Blue Advisors LLC

APPENDIX C

Additional Information – Proposal Two

The following table includes certain information about other mutual funds subadvised or advised by AllianceBernstein L.P. that have an investment objective similar to Growth & Income Fund.

Fund Name	Total Assets as of December 31, 2018 (in millions)	Fee
AB Relative Value Fund	$1,578	0.55%
AB VPS Growth & Income	$907	0.55%
Sub-Advisory Client 2	$179	0.29% on the first $150 million; 0.25% in excess of $150 million

The amount of distribution fees paid to Park Avenue Securities LLC by Growth & Income Fund totaled $513,226 for the fiscal year ended December 31, 2018. No brokerage commissions were paid by the Fund to an “affiliated broker” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) for the Fund’s most recently completed fiscal year.

C-1

APPENDIX D

Shares Outstanding As of the Record Date

As of March 29, 2019, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

As of March 29, 2019, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any Fund were as set forth in the following table:

Fund Name	Name and Address of Beneficial Owner	Percentage of Fund
Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B2 7 HANOVER SQUARE NEW YORK, NY 10004	84.99%
Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L2 7 HANOVER SQUARE NEW YORK, NY 10004	13.88%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B3 7 HANOVER SQUARE NEW YORK, NY 10004	47.46%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0VB 7 HANOVER SQUARE NEW YORK, NY 10004	28.70%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE 0VL 7 HANOVER SQUARE NEW YORK, NY 10004	10.85%
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L3 7 HANOVER SQUARE NEW YORK, NY 10004	8.53%

Fund Name	Name and Address of Beneficial Owner	Percentage of Fund
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B5 7 HANOVER SQUARE NEW YORK, NY 10004	69.96%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 44B 7 HANOVER SQUARE NEW YORK, NY 10004	12.78%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L5 7 HANOVER SQUARE NEW YORK, NY 10004	11.63%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B7 7 HANOVER SQUARE NEW YORK, NY 10004	48.80%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0WB 7 HANOVER SQUARE NEW YORK, NY 10004	30.82%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0WL 7 HANOVER SQUARE NEW YORK, NY 10004	11.63%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L7 7 HANOVER SQUARE NEW YORK, NY 10004	8.65%
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B0 7 HANOVER SQUARE NEW YORK, NY 10004	74.70%

Fund Name	Name and Address of Beneficial Owner	Percentage of Fund
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L0 7 HANOVER SQUARE NEW YORK, NY 10004	13.69%
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0HB 7 HANOVER SQUARE NEW YORK, NY 10004	7.96%

Guardian

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet,
You do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E80919-S85244

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

E80928-Z75231

VOTING INSTRUCTION CARD

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. AND ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST FOR A MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2019

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. ("GIAC") to vote all shares of Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a "Series"), in which the undersigned had an interest as a contract owner on March 29, 2019, as designated below at the Meeting of Shareholders of such Series, to be held on June 26, 2019 at 2:00 p.m. Eastern Time, at the offices of Guardian Variable Products Trust at 7 Hanover Square, 15th Floor, New York, New York 10004, and at any adjournments thereof. Receipt of the related Proxy Statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, GIAC will vote **in favor of the Proposals. If you fail to return this Voting Instruction Card, depending on your separate account, GIAC will vote all shares attributable to your account value in proportion to all voting instructions for the Series actually received from the contract owners in the separate account.**

Guardian

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet,
You do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E80919-S85244

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

E80920-S85244

GUARDIAN VARIABLE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS — JUNE 26, 2019

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Guardian Growth & Income VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian International Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a "Fund"), each a series of Guardian Variable Products Trust ("Trust"), hereby revoking any proxy heretofore given, designate and appoint Gordon Dinsmore, Richard Potter and John Walter, and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of the Funds held of record by the undersigned on March 29, 2019 at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 26, 2019 at 7 Hanover Square, 15th Floor, New York, New York 10004, at 2:00 p.m. (Eastern Time), and at any adjournment thereof.

The individuals named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.